Exhibit 10.1

THIRD AMENDMENT TO REGISTRATION RIGHTS AGREEMENTS

This Third Amendment (this “Third Amendment”), dated as of October 29, 2019, is made to those certain Registration Rights Agreements (the “Registration Rights Agreements”), dated as of July 11, 2019 (effective as of July 15, 2019), and August 15, 2019, and as amended on September 30, 2019 and on October 18, 2019, between Delcath Systems, Inc. (the “Company”) and the purchasers signatories thereto. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Registration Rights Agreements.

WHEREAS, pursuant to Section 2(d)(iv) of the Registration Rights Agreements, the Company will incur certain penalties if “a Registration Statement registering for resale all of the Registrable Securities is not declared effective by the Commission by the Effectiveness Date of the Initial Registration Statement;” and

WHEREAS, due to the inability of the Company to obtain clearance from the Financial Industry Regulatory Authority for its planned reverse stock split, the Company will be unable to register all of the Registrable Securities on an effective registration statement by that date, and therefore would otherwise be liable to pay to all Holders the liquidated damages specified in Section 2(d); and

WHEREAS, certain Holders (the “Withholding Holders”) have agreed to withhold from registration at this time a portion of their Registrable Securities in order to enable the Company to register the Registrable Securities of all other Holders in full; and

WHEREAS, as a result of such arrangement, the Registrable Securities held by each of the Holders other than the Withholding Holders can now be fully registered on an effective Registration Statement; and

WHEREAS, pursuant to Section 6(f) of the Registration Rights Agreements, the Registration Rights Agreements may be amended by the written consent of the Company and Holders of at least a majority in interest of the Registrable Securities; and

WHEREAS, the Company and Holders of at least a majority in interest of the Registrable Securities desire to amend the Registration Rights Agreements to clarify that the liquidated damages specified in Section 2(d) are not payable to any Holder whose own Registrable Securities have been fully registered on an effective Registration Statement which remains continuously effective in accordance with the requirements of the Registration Rights Agreements.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to add the following new sentence at the end of Section 2(d):

“Notwithstanding anything to the contrary contained herein, the liquidated damages set forth in this Section 2(d) shall not be payable to any Holder whose own Registrable Securities have been fully registered on an effective registration statement on the Effectiveness Date which remains continuously effective in accordance with the requirements of this Agreement.”

This Third Amendment to the Registration Rights Agreements set forth herein shall take effect upon receipt of fully executed copies of this Third Amendment by Holders representing a majority in interest of the then outstanding Registrable Securities.

Except as expressly set forth above, all of the terms and conditions of the Registration Rights Agreements shall continue in full force and effect after the execution of this agreement and shall not be in any way changed, modified or superseded by the terms set forth herein.

This Third Amendment may be executed in two or more counterparts and by facsimile or “.pdf” signature or otherwise, and each of such counterparts shall be deemed an original and all of such counterparts together shall constitute one and the same agreement.

[signature pages follows]

This Amendment is effective as of the date hereof.

DELCATH SYSTEMS, INC.

By: /s/ Jennifer K. Simpson

Name: Jennifer K. Simpson
Title: President & CEO

[Holder signature pages follow]

HOLDER: Bigger Capital Fund L.P.

By: /s/ Michael Bigger

Name: Michael Bigger
Title: Managing Member of GP

HOLDER: District 2 Capital Fund L.P.

By: /s/ Michael Bigger

Name: Michael Bigger
Title: Managing Member of GP

[Signature Page to DCTH Third Amendment]

HOLDER: Rosalind Master Fund LP (“RMF”)

By: /s/ Steven Salamon

Name: Steven Salamon
Title: President, Rosalind Advisors, Inc. (advisor to RMF)

[Signature Page to DCTH Third Amendment]

HOLDER: Rosalind Opportunities Fund I LP (“ROFI”)

By: /s/ Steven Salamon

Name: Steven Salamon
Title: President, Rosalind Advisors, Inc. (advisor to ROFI)

[Signature Page to DCTH Third Amendment]

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